                                                                    Exhibit 8(f)
                                   SCHEDULE A



Fund                                                                        Effective Date
----                                                                        --------------

Schwab 1000 Fund                                                            January 1, 1994
Schwab Long-Term Government                                                 May 1, 1993
     Bond Fund
Schwab Short/Intermediate                                                   May 1, 1993
     Government Bond Fund
Schwab Long-Term California                                                 May 1, 1993
     Tax-Free Bond Fund
Schwab Short/Intermediate                                                   May 1, 1993
     California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                                         May 1, 1993
Schwab Short/Intermediate                                                   May 1, 1993
     Tax-Free Bond Fund




                                       SCHWAB INVESTMENTS


                                       By:      /s/ William J. Klipp
                                          --------------------------------------
                                                William J. Klipp
                                                Senior Vice President


                                       CHARLES SCHWAB & CO., INC.


                                       By:      /s/Peter J. McIntosh
                                          --------------------------------------
                                                Peter McIntosh
                                                Senior Vice President




Dated:      12/17/93
      ------------------------------

                                   SCHEDULE C
                                      FEES

Fund                                Fee
----                                ---
Schwab 1000 Fund                    Five one-hundredths of one percent (.05%) of
                                    the Fund's average annual net assets,
                                    calculated and payable on a monthly basis



Schwab Long-Term Government         Five one-hundredths OF one percent (.05%) of
Bond Fund                           the Fund's average annual net assets,
                                    calculated and payable on a monthly basis




Schwab Short/Intermediate           Five one-hundredths of one percent (.05%) of
Government Bond Fund                the Fund's average annual net assets,
                                    calculated and payable on a monthly basis
                                    Schwab Long-Term California Tax-Free Bond
                                    Fund Five one-hundredths of one percent
                                    (.05%) of the Fund's average annual net
                                    assets, calculated and payable on a monthly
                                    basis




Schwab Short/Intermediate           Bond Fund Five one-hundredths of one percent
California Tax-Free                 (.05%) of the Fund's average annual net
                                    assets, calculated and payable on a monthly
                                    basis




Schwab Long-Term Tax-Free Bond      Five one-hundredths of one percent (.05%) of
Fund                                the Fund's average annual net assets,
                                    calculated and payable on a monthly basis




Schwab Short/Intermediate Tax-      Five one-hundredths of one percent (.05%) of
Free Bond Fund                      the Fund's average annual net assets,
                                    calculated and payable on a monthly basis




                                        SCHWAB INVESTMENTS


                                        By:      /s/ William J. Klipp
                                           -------------------------------------
                                                 William J. Klipp
                                                 Senior Vice President


                                        CHARLES SCHWAB & CO., INC.

                                        By:      /s/ Peter J. McIntosh
                                           -------------------------------------
                                                 Peter J. McIntosh
                                                 Senior Vice President








Dated:   12/17/93
      -------------------------------



                                      C-2